EXHIBIT 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of iVoice, Inc. ("the Company") on Form 10-Q for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Jerome R Mahoney, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

    1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.


                                       Date: May 20, 2008

                                       By /s/ Jerome R Mahoney
                                       --------------------------------------
                                       Jerome R Mahoney
                                       President, Chief Executive Officer and
                                       Principal Financial Officer